Exhibit 10.23


1.   MODIFICATION AND CONSENT AGREEMENT

THIS MODIFICATION and CONSENT AGREEMENT ("this Agreement") is executed as of November 29, 2004, by and between Elliot Rubin ("Rubin"), whose address for purposes of this Agreement is 1751 Second Avenue, Second Floor, New York, NY 10128; 231 Norman Avenue Property Development, LLC, a New York limited liability company (the "Owner"), whose address for purposes of this Agreement is 231 Norman Avenue, Brooklyn, New York 11222; 231 Norman Avenue, LLC, a New York limited liability company ("the LLC Member"), whose address for purposes of this Agreement is 231 Norman Avenue, Brooklyn, New York 11222; DCI USA, Inc., a Delaware corporation ("DCI"), whose address for purposes of this Agreement is 231 Norman Avenue, Brooklyn, New York 11222; David Yerushalmi ("Yerushalmi"), Jonathan Ilan Ofir ("Ofir") and Jonathan Rigbi ("Rigbi"), whose addresses for purposes of this Agreement shall be c/o David Yerushalmi, 231 Norman Avenue, Brooklyn, New York 11222.

RECITALS

     A. Owner entered into a loan agreement ("the Loan Agreement") with Rubin dated October 28, 2004, and into various other collateral loan documents with Rubin including but not limited to a mortgage note and mortgage (collectively referred to as "the Loan Agreement Documents"), all of which were dated October 28, 2004.

     B. Yerushalmi entered into a guaranty agreement ("the
Additional Loan Agreement Documents") dated October 28,
2004, to further secure and guaranty repayment of the Loan
Agreement.

     C. Due to a change in the membership of the Owner not reflected in the Loan Agreement, the Loan Agreement
Documents, and the Additional Loan Agreement Documents, all of which collectively shall be referred to as "the Rubin
Loan Documents," the parties undersigned hereby desire to modify the Rubin Loan Documents pursuant to the modifications set forth below.


NOW, THEREFORE, for good and valuable consideration, all of the parties agree as follows:

1. Modification of the Rubin Loan Documents. The parties hereby agree that the membership of the Owner for purposes of the Rubin Loan Documents is and shall be until otherwise modified and agreed to by all of the parties as follows:

     - The LLC Member, a single asset New York limited liability company, whose sole asset is a 60% membership interest in the Owner. The LLC Member is wholly owned by Yerushalmi and Ofir. Yerushalmi is the managing member of the LLC Member.
     - Ofir, who owns a 10% membership interest in the Owner.
     - Rigbi, who owns a 30% membership interest in the Owner.

The sole members of the LLC Member, who collectively own
100% of the total membership interests of the LLC Member, are Yerushalmi and Ofir.

Furthermore, the parties hereby agree that the LLC Member shall be permitted to transfer all or part of its membership interest in the Owner to DCI USA, Inc.

2. Consent: Use of Loan Proceeds. Rubin hereby consents and the parties mutually agree that the Owner shall be free to use the Loan Proceeds for purposes it deems fit and may enter into an agreement with another entity for the repayment of the Loan Proceeds for and on behalf of Owner, as long as the Rubin Loan Documents and the obligations of Owner, the LLC Member, Yerushalmi, Ofir, and Rigbi, including but not limited to the obligations of repayment to Hypothecators, are not affected or altered in any way not expressly set forth herein.

4. Nothing contained hereinabove, shall be deemed to affect in any way any other term or condition of the Rubin Loan Documents not explicitly set forth herein, including but not limited to, the rights granted to Rubin in the event of default under any of the Rubin Loan Documents. Furthermore, the LLC Member, Yerushalmi, Ofir, Rigbi and DCI hereby agree that each of them individually and collectively shall indemnify and hold harmless Rubin from any and all damages arising from any event of default under the Rubin Loan Documents.

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IN WITNESS WHEREOF, the parties undersigned have executed
this Agreement as of the date appearing on the first page of this Agreement.


                            231 Norman Avenue Property
Development, LLC


By: /s/ Elliot Rubin        By: /s/ David Yerushalmi
                            Name:  David Yerushalmi
                            Managing Member

231 Norman Avenue, LLC

By:/s/ David Yerushalmi       By:/s/ David Yerushalmi
Name:                       David Yerushalmi Name:     David
Yerushalmi
Title:                      Managing Member  Title:
Individual Capacity


By:/s Jonathann Ilan Ofir   By: /s/ Jonathan Rigbi
Name:                       Jonathan Ilan Ofir    Name:
Jonathan Rigbi
Title:                      Individual Capacity and as
Title:                      Individual Capacity and as
     Member of 231 Norman          Member of 231 Norman
Avenue
     Avenue Property Development, LLC        Property
Development, LLC
     and as Member of 231 Norman
     Avenue, LLC

DCI USA, Inc.

By: /s/ David Yerushalmi
Name:                       David Yerushalmi
Title:                      Chairman